J.B. POINDEXTER & CO., INC.
1100 Louisiana Street
Suite 5400
Houston, Texas 77002

May 14, 2001

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

     Congress Financial Corporation ("Lender"), J.B. Poindexter &Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), Raider Industries Inc. ("Raider"), KWS Manufacturing Company, Inc. ("KWS"), Universal Brixius, Inc. ("Brixius"), Morgan Trailer Financial Corporation ("MTFC") and Morgan Trailer Financial Management, L. P. ("MTF Management", and together with EFP, Lowy, MIC, Morgan, TAG, Raider, KWS, Brixius and MTFC, each individually sometimes referred to herein as a "Guarantor" and, collectively, "Guarantors") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 13, 1998, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 1998, Amendment No. 3 to Loan and Security Agreement, dated as of June 24, 1999, Amendment No. 4 to Loan and Security Agreement, dated as of February 25, 2000, Amendment No. 5 to Loan and Security Agreement, dated as of March 8, 2000, Amendment No. 6 to Loan and Security Agreement, dated as of March 17, 2000, Amendment No. 7 to Loan and Security Agreement, dated as of September 29, 2000, Amendment No. 8 to Loan and Security Agreement, dated as of October 31, 2000, Amendment No. 9 to Loan and Security Agreement, dated as of March 27, 2001 (and as heretofore amended or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Based on Borrower's and Guarantors' financial statements for the fiscal quarter ending March 31, 2001, KWS has failed to comply with the KWS Fixed Charge Coverage Ratio set forth in the Financing Agreements through March 31, 2001 and Borrower and Guarantors hereby request that Lender waive KWS' compliance therewith through March 31, 2001;

        Lender is willing to waive such compliance subject to the terms and conditions set forth herein.

      Notwithstanding anything to the contrary contained in Section 5 of the Loan Agreement, subject to the terms and conditions contained herein, Lender waives the automatic payment in full of the KWS Supplemental Revolving Loans through the date hereof as a result of the occurrence of the KWS Supplemental Revolving Loan Termination Date solely by reason of the failure of KWS to maintain the required Fixed Charge Coverage Ratio as of the fiscal quarter ended March 31, 2001.

      Lender has not waived and is not by this Amendment waiving, and has no intention of waiving, any other failure to comply with the Fixed Charge Coverage Ratio required to be maintained as set forth in the definition of the KWS Supplemental Revolving Loan Termination Date, which may have occurred before the date hereof, or may be continuing on the date hereof or that may occur after the date hereof, other than the failure to maintain a Fixed Charge Coverage Ratio of .05:1.0 as of the fiscal quarter ended March 31, 2001. Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Financing Agreements, applicable law or otherwise as a result of any other occurrence of the KWS Supplemental Revolving Loan Termination Date that may have occurred before the date hereof, or is continuing on the date hereof, or that may occur after the date hereof for non-compliance with the Fixed Charge Coverage Ratio or otherwise, other than the failure to maintain a Fixed Charge Coverage Ratio of .05:1.0 as of the fiscal quarter ended March 31, 2001.

        In consideration of the foregoing, Borrower agrees to pay Lender a fee for granting this waiver in the amount of $ 10,000 (the “Waiver Fee”), which shall be fully earned on the date hereof. Such fee may be charged by Lender to any loan account of Borrower maintained by Lender under the Financing Agreements

        The effectiveness of the waiver provided for herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

              (a) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default, after giving effect to the waivers and amendments set forth herein; and

              (b) Lender shall have received the Waiver Fee.

        Except as expressly provided herein, no other waiver to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all the parties hereto as of the effective date hereof.

        This waiver may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this waiver, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

        Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted by Lender, shall become a binding agreement among Borrower, Guarantors and Lender.

    Very truly yours,

                          J.B. POINDEXTER & CO., INC.

                          By:________________________

                          Title:_____________________

AGREED AND ACCEPTED:
CONGRESS FINANCIAL CORPORATION
By:__________________________
Title:_______________________

ACKNOWLEDGED AND CONSENTED TO:
EFP CORPORATION
By:__________________________
Title:_______________________

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LOWY GROUP, INC.
By:___________________________
Title:________________________

MAGNETIC INSTRUMENTS CORP.
By:___________________________
Title:________________________

MORGAN TRAILER MFG. CO.
By:___________________________
Title:________________________

TRUCK ACCESSORIES GROUP, INC.
By:___________________________
Title:________________________

RAIDER INDUSTRIES INC.
By:___________________________
Title:________________________

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KWS MANUFACTURING COMPANY, INC.
By:____________________________
Title:_________________________

UNIVERSAL BRIXIUS, INC.
By:____________________________
Title:_________________________

MORGAN TRAILER FINANCIAL CORPORATION
By:____________________________
Title:_________________________

MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.
By: MORGAN TRAILER MFG. CO., as General Partner
By:__________________________________
Title:_________________________________